                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        April 13, 1999
                                                 ------------------------------


                                   REMEC, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              California                              0-27414                               95-3814301
---------------------------------------     ----------------------------      ----------------------------------------
   (State or other jurisdiction of           (Commission File Number)            (IRS Employer Identification No.)
            incorporation)
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9404 Chesapeake Drive, San Diego, California 92123
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(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code       (619) 560-1301
                                                   ----------------------------


                                     N/A
  --------------------------------------------------------------------------
        (Former name or former address, if changed since last report)



Item 5.   Other Events.


LETTER OF INTENT TO ACQUIRE STM WIRELESS

     On April 13, 1999, REMEC, Inc. ("REMEC") signed a letter of intent with STM Wireless, Inc. ("STM"). The letter of intent outlines the basis for proceeding with due diligence and documentation of a possible merger of STM with REMEC or a subsidiary of REMEC. The merger is subject to the preparation and execution of a definitive merger agreement, final approval of the board of directors of STM and REMEC, approval by STM stockholders and other customary terms and conditions. No assurances can be given that the merger will be completed.

     A copy of the letter of intent and REMEC's press release relating to the letter of intent are attached to this Current Report on Form 8-K as Exhibits
99.1 and 99.2, respectively. The foregoing description of the letter of intent and the possible transaction described therein are qualified in their entirety by reference to the full text of the letter of intent.

CLASS ACTION LAWSUIT

     On April 19,1999, a class action lawsuit was filed against REMEC, certain of its officers and directors and the investment bankers who served as co-lead underwriters in REMEC's February 1998 public offering. The lawsuit was filed by the law firm Milberg Weiss Bershad Hynes & Lerach and two of its co-counsel in the United States District Court for the Southern District of California as counsel for Charles Vezzetti and all others similarly situated. The lawsuit alleges violations of the Securities Exchange Act of 1934 by REMEC and the other defendants between December 1, 1997 and June 12, 1998.

     REMEC believes the lawsuit is totally without merit and it plans to mount a vigorous defense.

     A copy of REMEC's press release relating to the lawsuit is attached to this Current Report on Form 8-K as Exhibit 99.3.


                                          2
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Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

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
            Exhibit No.                        Description
               99.1 Letter of Intent, dated April 13, 1999, between REMEC, Inc. and STM Wireless, Inc.

               99.2       REMEC, Inc. Press Release, dated April 14, 1999

               99.3       REMEC, Inc. Press Release, dated April 20, 1999
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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized, on April 22, 1999.

                                    REMEC, INC.


                                    By: /s/ MICHAEL McDONALD
                                        --------------------------------------
                                        Michael McDonald
                                        Senior Vice President,
                                        Chief Financial Officer and Secretary

                                    EXHIBIT INDEX



Exhibit No.                             Description
   99.1      Letter of Intent dated April 13, 1999, between REMEC, Inc. and STM
             Wireless, Inc.
   99.2      REMEC, Inc. Press Release dated April 14, 1999
   99.3      REMEC, Inc. Press Release dated April 20, 1999

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